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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 14, 1999, included in this Form 11-K for the year ended December 31, 1998, into Mid-State Bank's previously filed Registration Statement No. 333-16951.





                                                             ARTHUR ANDERSEN LLP

Los Angeles, California
June 29, 1999